UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 4, 2006
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
BLUE NILE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165

(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
705 FIFTH AVENUE SOUTH, SUITE 900, SEATTLE, WASHINGTON, 98104
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(206) 336-6700
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
N/A
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
(a) Previous Independent Registered Public Accounting Firm
On April 4, 2006, Blue Nile, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent registered public accounting firm. The Company’s Audit Committee of the Board of Directors participated in and approved the decision to change its independent registered public accounting firm.
During the fiscal years ended January 2, 2005 and January 1, 2006, and through April 4, 2006, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that would have caused PricewaterhouseCoopers to make reference to the disagreement in its reports on the financial statements for such years if it had not been resolved to the satisfaction of PricewaterhouseCoopers. PricewaterhouseCoopers’ reports on the financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of an opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principle.
During the two most recent fiscal years and through April 4, 2006, there have been no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).
The Company furnished a copy of this Current Report on Form 8-K to PricewaterhouseCoopers and requested that PricewaterhouseCoopers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 7, 2006, is filed as Exhibit 16.1 to this Form 8-K.
(b) New Independent Registered Public Accounting Firm
On April 4, 2006, the Audit Committee of the Board of Directors of the Company selected Deloitte & Touche LLP (“Deloitte & Touche”) as its new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2006. The Company’s decision to select Deloitte & Touche as its independent registered public accounting firm was the result of a competitive selection process involving several accounting firms.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
16.1	Letter of PricewaterhouseCoopers LLP, dated April 7, 2006, regarding change in Certifying Accountant

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.

By: /s/ Diane M. Irvine
Diane M. Irvine
Chief Financial Officer
(Principal Accounting
and Financial Officer)
Dated: April 10, 2006

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
16.1	Letter of PricewaterhouseCoopers LLP, dated April 7, 2006, regarding change in Certifying Accountant